POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ Simon B. Rich, Jr.                     Chairman of the Board of Directors
------------------------                   ----------------------------------


Simon B. Rich, Jr.
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ Mark E. Monroe                                      Director
------------------------                                --------


Mark E. Monroe
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ Richard E. Bross                                    Director
------------------------                                --------


Richard E. Bross
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ Gerard Louis-Dreyfus                                Director
------------------------                                --------


Gerard Louis-Dreyfus
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ Daniel R. Finn, Jr.                                 Director
------------------------                                --------


Daniel R. Finn, Jr.
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ Peter G. Gerry                                      Director
------------------------                                --------


Peter G. Gerry
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ John H. Moore                                       Director
------------------------                                --------


John H. Moore
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ James R. Paul                                       Director
------------------------                                --------


James R. Paul
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.

Signature                                                Title



/s/ Mark Andrews                         Vice Chairman of the Board of Directors
------------------------                 ---------------------------------------


Mark Andrews
------------------------
(Please print name)

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1998 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 12th day of March, 1999.


Signature                                                Title



/s/ E. William Barnett                                  Director
------------------------                                --------


E. William Barnett
------------------------
(Please print name)